AGREEMENT OF MERGER

         THIS AGREEMENT OF MERGER (the "Agreement") is made and entered into as of September 30, 1996, by and between FTI Acquisition Corporation, a Maryland corporation ("Newco"), a newly-formed, wholly-owned subsidiary of Forensic Technologies International Corporation, a Maryland corporation ("FTI"), and Teklicon, Inc., a California corporation (the "Company"). Capitalized terms not defined in this Agreement shall have their defined meanings as set forth in the Agreement and Plan of Reorganization dated as of September 30, 1996 (the "Plan"), entered into by and among FTI, Newco, the Company and Gary J. Summers and Lynda Summers, Trustees of The Summers 1992 Trust (the "Sole Stockholder").

         NOW THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, Newco and the Company agree as follows.

                                    ARTICLE I

                                   THE MERGER

         1.1      Merger of Newco With and Into the Company.
                  -----------------------------------------
                  (a) Agreement to Acquire the Company. Subject to the terms of this Agreement and the Plan, the Company shall be acquired by FTI through a merger (the "Merger") of Newco with and into the Company.

                  (b) Effective Time of the Merger. The Merger shall become effective upon the filing with the Secretary of State of California.

                  (c) Surviving Corporation. At the Effective Time, Newco shall be merged with and into the Company pursuant to this Agreement and the Plan separate corporate existence of Newco shall cease. The Company, as it exists from and after the Effective Time, is sometimes referred to as the "Surviving Corporation."

         1.2      Effect of the Merger; Additional Actions.
                  ----------------------------------------
                  (a) Effects. The Merger shall have the effects provided therefor by the Maryland General Corporation Code ("MGCL") and the California Corporations Code ("CCL"). Without limiting the generality of the foregoing, and subject thereto, at the Effective Time (i) all the rights, privileges, powers and franchises, of a public as well as of a private nature, and all property, real, personal and mixed, and all debts due on whatever account, including without limitation subscriptions to shares, and all other choses in action, and all and every other interest of or belonging to or due to the Company or Newco shall be taken and deemed to be transferred to, and vested in, the Surviving
Corporation  without  further  act  or  deed;  and  all  property,   rights
and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation, as they were of the Company and Newco, and (ii) all debts, liabilities, duties and obligations of the Company and Newco shall become the debts, liabilities and duties of the Surviving Corporation and the Surviving Corporation shall thenceforth be responsible and liable for all the debts, liabilities, duties and obligations of the Company and Newco and neither the rights of creditors nor any liens upon the property of the Company or Newco shall be impaired by the Merger, and may be enforced against the Surviving Corporation.

                  (b) Additional Actions. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable (i) to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either Constituent Corporation acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or (ii) to otherwise carry out the purposes of this Agreement, each Constituent Corporation and its officers and directors shall be deemed to have granted to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such deeds, bills of sale, assignments and assurances and to take and do all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation and otherwise to carry out the purposes of this Agreement; and the officers and directors of the Surviving Corporation are fully authorized in the name of each Constituent Corporation or otherwise to take any and all such actions.

                                   ARTICLE II

                          THE CONSTITUENT CORPORATIONS

         2.1 Organization of the Company. The Company was incorporated under the laws of the State of California. The Company is authorized to issue an aggregate of 15,000,000 shares of common stock, no par value per share, (the "Company Common Stock") and no shares of preferred stock. As of September 30, 1996, 7,100,000 shares of the Company Common Stock are outstanding, all of which are held by the Sole Stockholder, and no shares of preferred stock were outstanding. Sole Stockholder approval of the Merger was required. The Sole Stockholder vote was as follows:
                                       -2-

-------------------------------------------------------------------------------------------------------------------
Class or Series of      Number of Shares        Number of Votes             Number of          Number of Votes
     Shares               Outstanding         Entitled to be Cast         Votes Cast for        Cast Against
-------------------------------------------------------------------------------------------------------------------
Common Stock               7,100,000              7,100,000                 7,100,000                0
-------------------------------------------------------------------------------------------------------------------

         2.2 Organization of Newco. Newco was incorporated under the laws of the State of Maryland on September 24, 1996. Newco is authorized to issue an aggregate of 1,000 shares of Common Stock, $0.0l par value per share ("Newco Stock"), of which 100 shares are outstanding as of September 24, 1996. Stockholder approval of the Merger was required. The stockholder vote was as follows:


-------------------------------------------------------------------------------------------------------------------
Class or Series of      Number of Shares        Number of Votes             Number of          Number of Votes
      Shares               Outstanding        Entitled to be Cast         Votes Cast for        Cast Against
-------------------------------------------------------------------------------------------------------------------
Common Stock                   100                   100                      100                 0
-------------------------------------------------------------------------------------------------------------------

                                  ARTICLE III

                      ARTICLES OF INCORPORATION AND BYLAWS
                          OF THE SURVIVING CORPORATION

         3.1 Articles of Incorporation; Bylaws; Directors and Officers The Articles of Incorporation of the Surviving Corporation from and after the Effective Time shall be the Articles of Incorporation of the Company until thereafter amended in accordance with the provisions therein and as provided by the CCL. The By-laws of the Surviving Corporation from and after the Effective Time shall be the By-laws of the Company as in effect immediately prior to the Effective Time, continuing until thereafter amended in accordance with their terms and the Articles of Incorporation of the Surviving Corporation and as provided by CCL. The directors of the Surviving Corporation shall be Jack B. Dunn, IV, Gary J. Summers and Patrick A. Brady, in each case until their successors are elected and qualified, and the officers of the Surviving Corporation shall be elected by the Directors following the effective time of the merger.

                                   ARTICLE IV

                EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
               CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

         4.1 Effect on Capital Stock. At the Effective Time, subject and pursuant to the terms of this Agreement and the Plan, by virtue of the Merger and without any action on the part of FTI, Newco, the Company or the Sole Stockholder, the shares of capital stock of the Constituent Corporations shall be converted as follows:
                                       -3-

                  (a) Capital Stock of Newco. Each issued and outstanding share of capital stock of Newco shall be cancelled and shall be converted into Capital Stock of the Company pursuant to Section 4.1(c) below.

                  (b) Cancellation of Certain Shares of Company Common Stock. All shares of capital stock of the Company that are owned directly or indirectly by the Company shall be canceled and no stock of FTI or other consideration shall be delivered in exchange therefor.

                  (c)  Conversion  of Capital  Stock of the Company.  Subject to
Section 4.1(d), (e), (f) and (g) below, the aggregate number of shares of Company Common Stock (other than shares to be canceled pursuant to Section 4.1(b)) that is issued and outstanding immediately prior to the Effective Time shall automatically be canceled and extinguished and converted, without any action on the part of the holders thereof, into the right to receive that number of shares of common stock, $0.01 par value, of FTI ("FTI Common Stock") that is equal to the Merger Consideration (as defined in Section 4.1(d) of the Agreement). All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall be automatically canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of FTI Common Stock to be issued or paid in consideration therefor upon the surrender of such certificate in accordance with Section 4.2 of this Agreement. The ratio pursuant to which each share of Company Common Stock will be exchanged for shares of FTI Common Stock will be determined by dividing 415,000 shares of FTI Common Stock to be issued as the Merger Consideration by 7,100,000, which is the number of shares of Company Common Stock outstanding (referred to hereafter as the "Exchange Ratio").

                  (d) Merger Consideration. The consideration to be paid by FTI pursuant to the merger is 415,000 shares of FTI Common Stock (the "Merger Consideration"). Such shares of FTI Common Stock will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), but will be issued in reliance upon an exemption from the registration requirements of the "1933 Act". Such shares of FTI Common Stock will be "Restricted Securities" within the meaning of Rule 144 of the Securities Act of 1933, as amended (the "Act"), and may not be offered, transferred, sold or otherwise disposed of except if registered under the Act and applicable state securities laws or if exemptions is available thereunder.

                  (e) Adjustment of Exchange Ratio. If between the date of the Plan and the Effective Time, the outstanding shares of FTI Common Stock (or, subject to compliance with Section 5.3 of the Agreement, Company Common Stock) shall have been changed into a different number of shares or a different class by reason of any reclassification, split-up, stock dividend, or stock combination, then the Exchange Ratio shall be correspondingly adjusted. In addition, the Exchange Ratio is based on the assumption that there are 7,100,000 shares of Company Common Stock outstanding, and no other shares or options, warrants, convertible securities or other rights to acquire shares of capital stock of the Company outstanding. To the extent that there are more shares of capital stock of the Company or options, warrants, convertible securities or other rights therefor outstanding at the Effective Time, the Exchange Ratio shall be correspondingly adjusted downward.

                  (f) Fractional Shares. No fractional shares of FTI Common Stock shall be issued.

                  (g) Withheld Amount. Upon closing, and as collateral security for the payment of any post-Closing adjustment to the Merger Consideration or any indemnification obligations of the Sole Stockholder pursuant to Sections 8 or 10.2 of the Agreement, the Sole Stockholder transfers, pledges and assigns to FTI, for the benefit of FTI, a security interest in ten percent (10%) of the number of shares of FTI Common Stock issuable to the Stockholders pursuant to this Section 4.1 (the "Withheld Amount").

         4.2      Exchange of Certificates.

                  (a) FTI to Provide Common Stock. Promptly after the Effective Time, FTI shall cause to be made available the shares of FTI Common Stock issuable pursuant to Section 4.l and the Agreement in exchange for all outstanding shares of capital stock and securities of the Company.

                  (b) Certificate Delivery Requirements. At the Effective Time, the Sole Stockholder shall deliver to FTI the certificates (the "Certificates") representing Company Common Stock, duly endorsed in blank by the Sole Stockholder, or accompanied by blank stock powers, and with all necessary transfer tax and other revenue stamps, acquired at the Sole Stockholder's expense, affixed and canceled. The Sole Stockholder shall promptly cure any deficiencies with respect to the endorsement of the Certificates or other documents of conveyance with respect to the stock powers accompanying such Certificates. The Certificates so delivered shall be deemed at any time after the Effective Time to represent the right to receive upon such surrender the number of shares of FTI Common Stock as provided by this Section 4 and Section l of the Plan and the provisions of the MGCL.

                  (c) No  Further  Ownership  Rights  in  Capital  Stock  of the
Company. All FTI Common Stock delivered upon the surrender for exchange of shares of Company Common Stock in accordance with the terms hereof shall be deemed to have been delivered in full satisfaction of all rights pertaining to such shares of Company Common Stock, and following the Effective Time, the Certificates shall have no further rights to, or ownership in, shares of capital stock of the Company. There shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Section 4.2 subject to Section 4.1(e).

                  (d) Lost, Stolen or Destroyed Certificates. In the event any certificates evidencing shares of Company Common Stock shall have been lost, stolen or destroyed, FTI shall cause payment to be made in exchange for such lost, stolen or destroyed certificates, upon the making of an affidavit of that fact by the holder thereof, such shares of FTI Common Stock, as may be required pursuant to Section 4.1(f); provided, however, that FTI may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against FTI with respect to the certificates alleged to have been lost, stolen or destroyed

                  (e) No Liability. Notwithstanding anything to the contrary in this Section 4.2, none of the Surviving Corporation or any party hereto shall be liable to a holder of shares of Company Common Stock for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                    ARTICLE V

                                   TERMINATION

         5.1 Termination by Mutual Agreement. Notwithstanding the approval of this Agreement by the Stockholders and Newco, this Agreement may be terminated at any time prior to the Effective Time by mutual agreement of the Boards of Directors of the Company and Newco.

         5.2 Termination of Plan. Notwithstanding the approval of this Agreement by the Stockholders and Newco, this Agreement shall terminate forthwith in the event that the Plan shall be terminated as therein provided.

         5.3 Effects of Termination. In the event of the termination of this Agreement, this Agreement shall forthwith become void and there shall be no liability on the part of FTI, Newco or the Company or their respective officers or directors, except to the extent otherwise provided in the Plan.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 Amendment. This Agreement may be amended prior to the Effective Time by the parties hereto, by any action taken by their respective Boards of Directors, at any time before or after approval of the Merger by the Sole Stockholder, the Company and Newco but, after any such approval, no amendment shall be made which by law requires the further approval of the Sole Stockholder, the Company or Newco without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

         6.2 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

          6.3 Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of California (without regard to conflict of law provisions).

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                    FTI ACQUISITION CORPORATION


                                    By:/S/Jack B. Dunn, IV
                                       -----------------------------------------
                                    Name:  Jack B. Dunn, IV
                                    Title: Chief Executive Officer and President






                                    By:/S/   Gary Sindler
                                        --------------------------------
                                    Name:  Gary Sindler
                                    Title:    Secretary




                                    TEKLICON, INC.


                                    By:/S/  Gary J. Summers
                                       --------------------------------
                                    Name:  Gary J. Summers
                                    Title:    President and Secretary